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                                                                Exhibit 10.27

                                   DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE ACT, OR AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AS EVIDENCED BY AN OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 5AUS                           $350,000
                               IMMUNOGEN, INC.
           7% SUBORDINATED CONVERTIBLE DEBENTURE DUE July 31, 1996

     THIS DEBENTURE is one of a duly authorized issue of Debentures of IMMUNOGEN, INC., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company"), designated as its 7% Convertible Debenture Due July 31, 1996.

     FOR VALUE RECEIVED, the Company promises to pay to BARRAS INVESTMENTS INC., the registered holder hereof (the "Holder"), the principal sum of THREE HUNDRED FIFTY THOUSAND DOLLARS (US $350,000) on July 31, 1996 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on July 31, 1996, at the rate of 7% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. All interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Regulation S Subscription Agreement executed by the original Holder. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

   This Debenture is subject to the following additional provisions:

     1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US $50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same.
No service charge will be made for such registration or transfer or exchange.





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    2.   The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable
state or foreign securities laws.   Prior to due presentment for transfer of
this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

    4. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on forty-five (45) days after the closing of the sale of the entire series of Debentures of which this Debenture is a part until maturity hereof, all or a portion of the principal amount of this Debenture, provided the principal amount converted is at least US $50,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Fifty Thousand Dollars (US $50,000), then the whole amount thereof), into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to Seventy-Five Percent (75%) of the Market Price of the Company's Common Stock per share. For purposes of this Section 4, the Market Price shall be the closing price of the Common Stock on the trading day immediately preceding the conversion date as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid upon conversion by issuance of shares of Common Stock of the Company, at the Market Price. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, if earlier, the date of receipt of such notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company. Certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date the notice of conversion is delivered to the Company.

   5. Notwithstanding the foregoing, the Company shall not be required to convert the Debentures, or any portion thereof, to the extent that as a consequence of such conversion, together with all prior conversions of Debentures issued simultaneously herewith, the Company would be required to issue more than 19.99% of the outstanding shares of Common Stock on the date of issuance of the issued Debentures issued simultaneously herewith (as reported in the Company's most recent SEC report) upon





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such conversion, without the approval of the holders of the Common Stock.  The
Company shall promptly notify all holders of Debentures in writing in the event that the Company can no longer convert any such Debentures, and in such event the Company shall, at the request of a majority of holders, either call a shareholders meeting to seek the approval required and shall use its reasonable best efforts to obtain such shareholder approval, or redeem the Debentures that it cannot convert in accordance with and upon the terms hereof, within ten (10) days after delivery of a request for redemption.

    6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein proscribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

     7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    8. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

    9. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     10. This Debenture shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     11.  The following shall constitute an "Event of Default":

         a. The Company shall default in the payment of principal or interest on this Debenture; or





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         b.   Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

         d. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

         f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty(60) days thereafter; or

         g. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty
(60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

         i. The Company shall have its Common Stock delisted from an exchange or over-the-counter market or suspended from trading; provided that a change in the listing of the Common Stock from NASDAQ/NMS to the NASDAQ SmallCap Market will not constitute a default hereunder.
Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.





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     12.  Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     13. The Company and each Holder of this Debenture covenant and agree that the payment of the principal of and interest on this Debenture shall be subordinated in right of payment to the prior payment in full in cash of all of the Company's indebtedness or obligations of any kind whatsoever outstanding from time to time that is not expressly designated as subordinated indebtedness (the "Senior Debt"). In the event of any insolvency, bankruptcy or similar proceedings relative to the Company or to its property, then:

     a. the holders of Senior Debt shall be entitled to receive payment in full in cash of all amounts due on or in respect of all Senior Debt before the Holder of this Debenture is entitled to receive any payment or distribution of any kind or character on account of this Debenture;

     b. any payment or distribution by the Company of any kind or character to which the Holder of this Debenture would be entitled but for the provisions of this Section shall be paid, ratably, directly to the holders of Senior Debt or their representative or representatives; and

     c. in the event that, notwithstanding the foregoing, the Holder of this Debenture shall have received any payment or distribution by the Company of any kind or character, from and after the date of any such event set forth above before all Senior Debt is paid in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy or other person or entity making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid.

     In case any payment or distribution shall be paid or delivered to any Holder of this Debenture in violation or contravention of the terms of this Section, such payment or distribution shall, upon such Holder's receipt of notice of such violation or contravention, be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: __________________________           IMMUNOGEN, INC.

                                            By: /S/MITCHEL SAYARE
                                               -----------------------------
                                                Mitchel Sayare
                                                Chief Executive Officer





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EXHIBIT A

NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of IMMUNOGEN, INC. (the "Company") according to the conditions hereof, as of the date written below.

     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, is not converting the Debenture on behalf of any U.S. Person and is converting the Debenture outside of the United States and will receive the shares of Common Stock issuable upon conversion outside of the United States.

Date of Conversion* ___________________________________________________________

Applicable Conversion Price ___________________________________________________

Signature _____________________________________________________________________
            [Name]

Address: ______________________________________________________________________
  _____________________________________________________________________________







* This original Debenture and Notice of Conversion must be received by the Company by the fifth business day following the Date of Conversion.








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
IMMUNOGEN, INC.

DEBENTURE HOLDER                         AMOUNT                CONVERSION DATE
----------------                         ------                ---------------
FTS Worldwide Corp.                     $350,000                  10/02/95
Euro Factors International, Inc.         250,000                  10/02/95
Siata Holding Corp.                      350,000                  10/02/95
Nepo Invest Trade                        500,000                  10/02/95
Barras Investments Inc.                  350,000                  10/02/95

FTS Worldwide Corp.                      350,000                  10/18/95
Euro Factors International, Inc.         250,000                  10/18/95
Siata Holding Corp.                      350,000                  10/18/95
Nepo Invest Trade                        500,000                  10/18/95
Barras Investments Inc.                  350,000                  10/18/95
















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